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               SECURITIES AND EXCHANGE  COMMISSION

                      Washington, D.C. 20549



                             FORM 8-K


          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

               THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported):   January 31, 1997



               FIRST WASHINGTON REALTY TRUST, INC.

      (Exact name of registrant as specified in its Charter)


State of Maryland                  0-25230               52-1879972
(State or other jurisdiction      (Commission          (I.R.S. Employer
 of incorporated)                  File No.)            Identification No.)


  4350 East West Highway, Suite 400
              Bethesda, Maryland                                    20814
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (301) 907-7800


                            No change

      (Former name or address, if changed since last report)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     First Washington Realty Trust, Inc., a Maryland corporation
("First Washington"), has completed the previously announced acquisition of six shopping centers which, in the aggregate, constitute a significant amount of assets in that the consideration paid therefor exceeds ten percent (10%) of the total assets of First Washington and its consolidated subsidiaries.

     On December 19, 1996, First Washington Realty Limited Partnership, a Maryland limited partnership (the "Partnership") whose sole general partner is First Washington, completed its acquisition of Kings Park
Shopping Center ("Kings Park") located in Burke, Fairfax County,
Virginia, from Kings Park Associates, a Virginia general partnership ("KPA"). KPA contributed Kings Park to the Partnership in exchange for $529,073.72 in cash and 36,266 common units of the Partnership which were issued to two of the partners of KPA, and was part of a negotiated transaction. The source of a portion of the consideration consisted of the assumption of a $4,315,480.68 mortgage loan from Aid Association for Lutherans with a remaining term of approximately eighteen (18) years and an interest rate of 9% per annum, which is secured by Kings Park.

     On December 27, 1996, the Partnership completed its acquisition of Newtown Square Shopping Center ("Newtown") located in Newtown Square, Delaware County, Pennsylvania from Newtown Square Associates, L.P., a Pennsylvania limited partnership. The purchase price for Newtown Square was $11,700,000.00, paid in cash, and was part of a negotiated transaction.

     On December 30, 1996, the Partnership completed its acquisition of 100% of the partnership interests in Northway Limited Partnership, a Maryland limited partnership which owns Northway Shopping Center ("Northway") located in Millersville, Anne Arundel County, Maryland. The existing partners in Northway Limited Partnership contributed 100% of their partnership interests to the Partnership in exchange for $21,693.33 in cash and 48,013 common units of the Partnership which were issued to all but three of such existing partners, and was part of a negotiated transaction. The source of a portion of the consideration consisted of (i) the assumption of a $6,000,000.00 mortgage loan from Crown Life Insurance Company with a term of ten (10) years and an interest rate of 8.5% per annum, and (ii) a $1,758,719.76 mortgage loan from Crown Life Insurance Company with a remaining term of thirty-one (31) months and an interest rate of 10.25% per annum, both which are secured by Northway.

     On January 24, 1997, the Partnership completed its acquisition of 89% of the partnership interests in City Line Shopping Center Associates, a Pennsylvania limited partnership which owns City Line Shopping Center
("City Line") located in Philadelphia, Pennsylvania. The existing partners contributed 89% of their interests in the City Line partnership to the Partnership in exchange for 198,823 common units of the Partnership which were issued to the existing partners, and was part of a negotiated transaction. Of the total consideration, 143,385 of the units were issued at the closing and 55,438 of the units will be issued within approximately twelve
(12) months after the closing. The source of a portion of the consideration consisted of the assumption of the existing $10,043,163.12 mortgage loan from The Equitable Life Assurance Society of the United States with a remaining term of approximately nine (9) years and an interest rate of 8% per annum, which is secured by City Line.

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     On January 27, 1997, the Partnership completed its acquisition of
Four Mile Fork Shopping Center, located in Fredericksburg, Spotsylvania County, Virginia from VOL Properties Corporation, a Delaware corporation. The purchase price for Four Mile Fork was $5,700,000.00, paid in cash, and was part of a negotiated transaction.

     On January 31, 1997, the Partnership completed its acquisition of the Shoppes at Graylyn Shopping Center, located in Wilmington, New Castle County, Delaware from Graylyn Shopping Center Associates, L.P., a Delaware limited partnership. The purchase price for Graylyn was $7,152,000.00, paid in cash, and was part of a negotiated transaction.

ITEM 5.   OTHER EVENTS.

     First Washington also completed the disposition of one retail property.

     On January 27, 1997, the Partnership completed its sale of Thieves Market located in Alexandria, Fairfax County, Virginia, to Kaplan and Susan Cohen. The sale price for Thieves Market was $1,200,000.00, paid in cash, and was part of a negotiated transaction.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of businesses acquired.

          Previously filed with First Washington's Registration Statement on Form S-11, file No. 333-15423, and incorporated herein by reference.

     (b)  Proforma financial information.

          Previously filed with First Washington's Registration Statement on Form S-11, file No. 333-15423, and incorporated herein by reference.

     (c)  Exhibits

          2.1 Real Estate Purchase Agreement dated September 23, 1996, by and between Newtown Square Associates, L.P. and First Washington Realty Limited Partnership.(1)

          2.2 Real Estate Purchase Agreement dated October 3, 1996 by and between VOL Properties Corporation and First Washington Realty Limited Partnership.(1)

          2.3 Real Estate Purchase Agreement dated October 15, 1996 by and between Graylyn Shopping Center Associates, L.P. and First Washington Realty Limited Partnership.(1)

          2.4 Contribution Agreement dated October 21, 1996 by and between Continental Realty Investors Corp., JHP Development Company, Inc., J. Mark Schapiro, John A. Luetkemeyer, Jr., James Stone Trustee for Mary Luetkemeyer, James Stone Trustee for Julia Luetkemeyer, James Stone Trustee for Anne Luetkemeyer,
               Tripec Associates, L.P., Herbert Rochlin and JHJ Investment Limited Partnership and First Washington Realty Limited Partnership.(1)

          2.5 Contribution Agreement dated October 22, 1996 by and between Kings Park Associates and First Washington Realty Limited Partnership.(1)

          2.6 Contribution Agreement dated October 22, 1996 by and between Isadore Shooster, Harry Shooster, Donald Shooster, David Shooster, Daniel Shooster, Myra Gerson, Richard and Helaine Gordon, David and Michele Saland and Fairless Hills S.C. Associates and First Washington Realty Limited Partnership.(1)

     (1) Previously filed with the First Washington's Registration Statement on Form S-11, File No. 333-15423, and incorporated herein by reference.

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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              FIRST WASHINGTON REALTY TRUST, INC.
                              (Registrant)



                              By:        /s/ Jeffrey S. Distenfeld
                                     Jeffrey S. Distenfeld
                                     Senior Vice President, General Counsel




Date:     February 13, 1997